                                                                   EXHIBIT 10.35



                                  INTERCREDITOR
                           AND SUBORDINATION AGREEMENT


                      INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of December 31, 1998, by and among PRISON REALTY CORPORATION, a Maryland corporation (together with any other holder of the Subordinated Obligations (as hereinafter defined) from time to time, collectively, the "Subordinated Noteholder"), CORRECTIONAL MANAGEMENT SERVICES CORPORATION, a Tennessee corporation (together with its successors and assigns, the "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (in such capacity "Senior Agent") for the lenders from time to time party to the Senior Credit Agreement referred to below (the "Lenders" and together with Senior Agent and their respective successors and assigns, the "Senior Lenders").

                               W I T N E S S E T H

                      WHEREAS, the Borrower, the other Credit Parties signatory thereto and the Senior Lenders have entered into the Senior Credit Agreement (such terms and all other capitalized terms used herein without definition have the meanings provided in Section 1 hereof) pursuant to which the Senior Lenders have agreed, among other things, to make the Loans and other extensions of credit to the Borrower; and

                      WHEREAS, the Senior Lenders are willing to make the Loans to the Borrower as and to the extent provided for in the Senior Credit Agreement, but only upon the condition, among others, that the Borrower and the Subordinated Noteholder shall have executed and delivered this Agreement;

                      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

              1.      Definitions.

              (a) Unless otherwise defined herein, terms defined in the Senior Credit Agreement and used herein shall have the meanings given to them in the Senior Credit Agreement.

              (b) The following terms shall have the following respective meanings when used in this Agreement:

                      "Agreement" shall mean this Intercreditor and Subordination Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                      "Contribution Agreement" shall mean that certain Contribution Agreement, dated as of December __, 1998, among Corrections Corporation of America, certain of its subsidiaries signatory thereto and the Borrower.

                      "Insolvency Event" shall mean (A) the Borrower commencing any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (3) the Borrower making a general assignment for the benefit of its creditors; or (B) there being commenced against the Borrower any case, proceeding or other action of a nature referred to in clause
(A) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (C) there being commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or (D) the Borrower taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or (C) above; or (E) the Borrower generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

                      "Payment or Distribution" shall mean any payment or distribution of assets of any kind or character, whether in cash, property or securities, by offset or otherwise, on or with respect to the Subordinated Obligations, including without limitation any principal of or interest on the Subordinated Obligations.

                      "Senior Credit Agreement" shall mean the Credit Agreement dated as of the date hereof by and among the Borrower, the other Credit Parties signatory thereto and the Senior Lenders, as such agreement may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings (including any replacement or rollover debtor-in-possession financing) of, or additions to, the arrangements provided in such agreement (whether provided by the original Senior Lenders under such agreement or by successor assignee or refinancing lenders).

                      "Senior Agent" shall have the meaning provided in the first paragraph hereof and shall be deemed to include any agent for Persons providing replacement or refinancing indebtedness for the then outstanding Senior Obligations.

                      "Senior Lenders" shall have the meaning provided in the first paragraph hereof and shall be deemed to include any Persons providing replacement or refinancing indebtedness for the then outstanding Senior Obligations.

                      "Senior Loan Documents" shall mean the collective reference to the Senior Credit Agreement, the other Loan Documents and all other documents that from time to time evidence the Senior Obligations or secure or support payment or performance thereof.

                      "Senior Loan" shall mean collectively the Loans made by the Senior Lenders to the Borrower pursuant to the Senior Credit Agreement.

                      "Senior Obligations" shall mean the collective reference to the unpaid principal of and interest on the Senior Loan and all other Obligations of the Borrower or any other Credit Party to the Senior Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Senior Credit Agreement after the maturity of the Senior Loan and interest accruing at the then applicable rate provided in the Senior Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Senior Loan Documents or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Senior Lenders that are required to be paid by the Borrower pursuant to the terms of this Agreement or any Senior Loan Document). This term shall not include, for purposes of the definition of Termination Date and determining whether all Senior Obligations have been paid in full, contingent obligations for which no Claim then exists but which may arise in the future solely by virtue of the continued effectiveness after the Termination Date of indemnities and other obligations under the Senior Loan Documents which expressly survive termination thereof.

                      "Subordinated Loan Documents" shall mean the collective reference to the Subordinated Note and any other documents or instruments, if any, that from time to time evidence the Subordinated Obligations or secure or support payment or performance thereof, as amended, supplemented or otherwise modified in accordance with the terms hereof.

                      "Subordinated Note" shall mean that certain [Subordinated Promissory Note] in the original aggregate principal amount of $137,000,000 issued by the Borrower to the Subordinated Noteholder in connection with the Contribution Agreement, as amended, supplemented or otherwise modified in accordance with the terms hereof.

                      "Subordinated Obligations" shall mean, collectively, the unpaid principal of and interest on the Subordinated Note and all other obligations and liabilities of the Borrower and any other Credit Party to the Subordinated Noteholder (including, without limitation, interest accruing at the then applicable rate provided in the Subordinated Note after the maturity of the indebtedness evidenced thereby and interest accruing at the then applicable rate provided in the Subordinated Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Subordinated Note or any other Subordinated Loan Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Noteholder that are required to be paid by the Borrower pursuant to the terms of the Subordinated Note, this Agreement or any other Subordinated Loan Document), and further including any claims for recission, claims for damages or other claims in connection with the Subordinated Loan Documents.

                      "Termination Date" shall mean the date on which the Senior Obligations are paid in full and the Senior Lenders have no further obligation to extend to any financial accommodations to the Borrower.

              (c) The words "hereof, "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

              (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation."

              (e) The expressions "prior payment in full," "payment in full," "paid in full", "pay in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean (i) the indefeasible payment in full, in immediately available funds, of all of the Senior Obligations, (ii) the cash collateralization of all outstanding Letter of Credit Obligations and (iii) the termination of the Revolving Loan Commitment.

              2.      Subordination.

              (a) The Borrower and the Subordinated Noteholder agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

              (b)     "Subordinate and junior in right of payment" means that
(1) no part of the Subordinated Obligations shall have any claim to the assets of the Borrower on a parity with or prior to the claim of the Senior Obligations; and (2) until the Termination Date without the express prior written consent of the Senior Lenders, no Subordinated Noteholder will take, demand, seek to collect, or receive (by setoff or otherwise) from the Borrower or any other Person, and the Borrower will not make, give or permit, directly or indirectly, by redemption, purchase or in any other manner, any Payment or Distribution; provided, however, that the Borrower may make, and the Subordinated Noteholder may receive, scheduled payments on account of interest (at the non-default rate) when due, without acceleration, on the Subordinated
Note in accordance with the terms thereof, so long as (i) no Default or Event of Default under the Senior Credit Agreement has occurred and is continuing or would occur as a result thereof or with the giving of notice or passage of time or both and (ii) such scheduled payment is otherwise permitted under the Credit Agreement.

              3.      Additional Provisions Concerning Subordination.

              (a) The Subordinated Noteholder and the Borrower agree that upon the occurrence and during the continuance of any Insolvency Event:

                      (1) all Senior Obligations shall be paid in full before any Payment or Distribution is made or received by the Subordinated Noteholder; and

                      (2) any Payment or Distribution to which the Subordinated Noteholder would be entitled except for the provisions hereof, shall be paid or delivered by the Borrower, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such Payment or Distribution, directly to the Senior Agent for the benefit of the Senior Lenders to the extent necessary to pay in full all Senior Obligations, before any Payment or Distribution shall be made to the Subordinated Noteholder.

              (b) Upon the occurrence and during the continuance of any Insolvency Event:

                      (1) the Subordinated Noteholder hereby irrevocably authorizes and empowers the Senior Lenders (A) to demand, sue for, collect and receive for and on behalf of the

Subordinated Noteholder every Payment or Distribution on account of the Subordinated Obligations payable or deliverable in connection with such Insolvency Event and give acquittance therefor, (B) if the Subordinated Noteholder shall not file proper claims or proofs of claim as shall be necessary to have the claims of the Subordinated Noteholder in respect of the Subordinated Obligations allowed in any Insolvency Proceeding, in the form required in such Insolvency Proceeding, at least [30/60] days prior to the last date fixed by statute, court rule or court order for the filing of such claims and proofs of claim, the Subordinated Noteholder hereby irrevocably authorizes and empowers the Senior Agent to file such claims and proofs of claim and (C) take such other actions, in its own name as the Senior Lenders, or in the name of the Subordinated Noteholder or otherwise, as the Senior Lenders may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on the Senior Lenders to take any such action;

                      (2) the Subordinated Noteholder shall take such action, duly and promptly, as the Senior Lenders may request from time to time (A) to demand, sue for, collect and receive the Subordinated Obligations for the account of the Senior Lenders and (B) to file appropriate proofs of claim in respect of the Subordinated Obligations; and

                      (3) the Subordinated Noteholder shall execute and deliver such further powers of attorney, assignments or proofs of claim or other instruments as the Senior Agent may request to enable the Senior Lenders to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

              (c) If any Payment or Distribution shall be collected or received by the Subordinated Noteholder, except payments permitted to be made at the time of payment as provided in paragraph 2(b) hereof, the Subordinated Noteholder forthwith shall deliver the same to the Senior Agent, in the form received, duly indorsed to the Senior Agent, if required, to be applied in accordance with the Senior Credit Agreement to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such Payment or Distribution shall be held in trust by the Subordinated Noteholder as the property of the Senior Lenders, segregated from other funds and property held by the Subordinated Noteholder.

              4. Subrogation. On and after the Termination Date, the Subordinated Noteholder shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of assets of the Borrower in respect of the Senior Obligations. For the purposes of such subrogation, no Payments or Distributions to the Senior Lenders to which the Subordinated Noteholder would be entitled except for the provisions of this Agreement shall be deemed, as between the Borrower and its creditors other than the Senior Lenders and the Subordinated Noteholder, to be a payment by the Borrower to or on account of the Senior Obligations, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of the Subordinated Noteholder, on the one hand, and the Senior Lenders, on the other hand.

              5.      Consent of Subordinated Noteholder.

              (a) The Subordinated Noteholder consents that, without the necessity of any reservation of rights against him, and without notice to or further assent by the Subordinated Noteholder:

                      (1) any demand for payment of any Senior Obligations made by the Senior Lenders may be rescinded in whole or in part by the Senior Lenders, and the Senior Obligations, or the liability of the Borrower or any other Credit Party or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Borrower or any other party under the Senior Credit Agreement or any other agreement, may, from time to time, in whole or in part, be increased, continued, renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lenders; and

                      (2) any Senior Loan Document may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Lenders may deem advisable from time to time, and any collateral security at any time held by the Senior Lenders for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Noteholder, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination and other provisions hereof.

              (b) The Subordinated Noteholder acknowledges and agrees that the Senior Lenders have relied upon the subordination and other provisions hereof in entering into the Senior Credit Agreement and in making funds available to the Borrower thereunder. The Subordinated Noteholder waives any and all notice of the creation, renewal, increase, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lenders upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Borrower and the Senior Lenders shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Noteholder waives notice of or proof of reliance on this Agreement and protests demand for payment and notice of default.

              6. Negative Covenants of the Subordinated Noteholder. The Subordinated Noteholder shall not (and hereby releases and waives any right to), without the prior written consent of the Senior Agent:

              (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a "Transferee") or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to the Senior Agent, by a writing in form and substance satisfactory to the Senior Agent, the subordination and other provisions hereof and agrees to be bound by all of the terms hereof applicable to the Subordinated Noteholder;

              (b) permit to exist any security interest, lien, charge or other encumbrance on any property or assets of any Credit Party to secure or provide for payment or performance of the Subordinated Obligations, permit the Subordinated Obligations to be Guaranteed Indebtedness of any Credit Party (other than Borrower), or exercise any right of set off or counterclaim which the Subordinated Noteholder may have with respect to any amounts payable or to be paid by the Subordinated Noteholder to any Credit Party;

              (c) except as otherwise permitted in the Senior Credit Agreement, permit any of the Subordinated Loan Documents to be amended, modified or otherwise supplemented;

              (d) commence, or join with any creditors other than the Senior Lenders in commencing, any proceeding referred to in clause (A), (B) or (C) of the definition of "Insolvency Event";

              (e) assert, collect, or enforce all or any part of the Subordinated Obligations or any claims in respect thereof, except as specifically provided for herein (including as permitted by Section 2(b) hereof); or

              (f) take any action to foreclose upon, take possession of, liquidate or proceed against any property or assets, or otherwise institute any action or proceeding, to secure or provide for payment of the Subordinated Obligations or otherwise exercise any rights or remedies under or with respect to the Subordinated Obligations or hinder or delay the Senior Lenders in the exercise of any rights and remedies under or in respect of the Senior Obligations.

              7. Obligations Unconditional. All rights and interests of the Senior Lenders hereunder, and all agreements and obligations of the Subordinated Noteholder and the Borrower hereunder, shall be absolute and irreversible notwithstanding (a) any lack of validity or enforceability of any Senior Loan Document; (b) any change in time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, any increase in the amount of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of any Senior Loan Document; (c) any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower in respect of the Senior Obligations, or of the Subordinated Noteholder or the Borrower in respect of this Agreement.

              8. Representations and Warranties. Subordinated Noteholder represents and warrants to the Senior Lenders that:

              (a) the Subordinated Note (1) is owned by the Subordinated Noteholder free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under such Subordinated Noteholder, other than the interest of the Senior Lenders under this Agreement,
(2) is payable solely and exclusively to the Subordinated Noteholder and to no other Person, and (3) constitutes the only evidence of the obligations evidenced thereby;

              (b) this Agreement constitutes a legal, valid and binding obligation of the Subordinated Noteholder enforceable against the Subordinated Noteholder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights and to equitable principles of general applicability;

              (c) the execution, delivery and performance of this Agreement by the Subordinated Noteholder will not violate any law or regulation, or any order or decree of any court or governmental instrumentality applicable to the Subordinated Noteholder; and

              (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any creditor of the Subordinated Noteholder), is required in connection with the execution, delivery, and performance of this Agreement by the Subordinated Noteholder.

              9. No Representation by Senior Lenders. The Senior Lenders have not made and do not hereby or otherwise make to the Subordinated Noteholder, any representations or warranties, express, or implied, nor do the Senior Lenders assume any liability to the Subordinated Noteholder with respect to: (a) the financial or other condition of obligors under any instruments of guarantee, if any, with respect to the Senior Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or the validity, priority or perfections of any Liens, or (c) the Borrower's title or right to transfer any collateral or security.

              10. Waiver of Claims. To the maximum extent permitted by law, the Subordinated Noteholder waives any claim it might have against the Senior Lenders with respect to, or arising out of, any action or failure to act on the part of the Senior Lenders or their respective directors, officers, employees or agents in connection with this Agreement, the Senior Loan Documents, any of the transactions contemplated hereby and thereby, any of the Senior Obligations or any of the Collateral. Neither the Senior Lenders nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon, or enforce any remedies under the Senior Loan Documents or otherwise in respect of, any of the Senior Obligations or Collateral or for any delay in doing so.

              11. Bankruptcy. The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event. The Subordinated Noteholder agrees that the Senior Lenders may consent to the use of cash collateral or provide financing to the Borrower on such terms and conditions and in such amounts as the Senior Lenders, in its sole discretion may decide and that, in connection with such cash collateral usage or such financing, the Borrower (or a trustee appointed for the estate of the Borrower) may grant to the Senior Lenders liens and security interests upon all or any part of the assets of the Borrower, which liens and security interests (i) shall secure payments of all Senior Obligations (whether such Senior Obligations arose prior to the filing of the petition for relief or arise thereafter); and (ii) shall be superior in priority to the liens on and security interests in the assets of the Borrower, if any, held by the Subordinated Noteholder. All allocations of payments between the Senior Lenders and the Subordinated Noteholder shall, subject to any court order, continue to be made after the filing of a petition under the United States Bankruptcy Code, as amended (the "Bankruptcy Code"), or any similar proceeding on the same basis that the payments were to be allocated prior to the date of such filing. The Subordinated Noteholder agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Obligations (or any portion thereof) free and clear of security interests, liens or other claims under
Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Lenders have consented to such sale or disposition of such assets. In the event that the Subordinated Noteholder has or at any time acquires any security for the Subordinated Obligations, the Subordinated Noteholder agrees not to assert any right it may have to "adequate protection" of its interest in such security in any bankruptcy proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of the Senior Lenders. The Subordinated Noteholder waives any claim it may now or hereafter have arising out of the Senior Lenders' election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Borrower, as debtor in possession. The Subordinated Noteholder (both in its capacity as Subordinated Noteholder and in its capacity as a party which may be obligated to the Borrower and the Borrower's Affiliates with respect to contracts which are part of the Senior Lender's Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the Senior Lenders' claim (ii) challenging the enforceability of any liens or security interests in assets securing the Senior Obligations or (iii) asserting any claims which the Borrower may hold with respect to the Senior Lenders.

              12. Invalidated Payments. To the extent that the Senior Lenders receive payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lenders.

              13. Further Assurances. The Subordinated Noteholder and the Borrower, at their own expense and at any time from time to time, upon the written request of the Senior Agent will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Senior Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

              14. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lenders on the one hand and the Subordinated Noteholder on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

              15. Legend. The Subordinated Noteholder and the Borrower will cause the Subordinated Note to bear conspicuously the following legend:

              ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF DECEMBER , 1998, AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME (THE "SUBORDINATION AGREEMENT"), BY AND AMONG CORRECTIONAL MANAGEMENT SERVICES CORPORATION, PRISON REALTY CORPORATION AND GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT FOR THE LENDERS UNDER THE SENIOR CREDIT AGREEMENT REFERRED TO IN THE SUBORDINATION AGREEMENT. THE TERMS OF THE SUBORDINATION AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS NOTE AS IF SET FORTH IN FULL HEREIN. BY MAKING AVAILABLE TO THE BORROWER THE INDEBTEDNESS EVIDENCED BY THIS NOTE (AND WHETHER OR NOT THE PROMISEE HAS EXECUTED AND DELIVERED THE SUBORDINATION AGREEMENT), THE PROMISEE HEREBY AGREES THAT IT SHALL BE DEEMED TO HAVE EXECUTED AND DELIVERED THE SUBORDINATION AGREEMENT AND TO BE BOUND BY ALL THE TERMS OF THE SUBORDINATION AGREEMENT APPLICABLE TO THE "SUBORDINATED NOTEHOLDER" (AS DEFINED

              THEREIN). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, ASSIGNED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND THE OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE SUBORDINATION AGREEMENT.

              16. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Termination Date.

              17. Specific Performance. The Senior Lenders are hereby authorized to demand specific performance of this Agreement at any time when the Subordinated Noteholder shall have failed to comply with any of the provisions of this Agreement applicable to the Subordinated Noteholder, whether or not the Borrower shall have complied with any of the provisions hereof applicable to the Borrower, and the Subordinated Noteholder hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

              18. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desire to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner as provided for in Section 11.10 of the Senior Credit Agreement; provided that any notice to the Subordinated Noteholder shall be at his address or transmission number for notices set forth under its signature below.

              19. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

              20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              21. Integration. This Agreement represents the agreement of the Senior Lenders and the Subordinated Noteholder with respect to the subject matter hereof and there are no promises or representations by the Senior Lenders or the Subordinated Noteholder relative to the subject matter hereof not reflected herein.

              22.     Amendments in Writing; No Waiver; Cumulative Remedies.

              (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified, except by a written instrument executed by the Senior

Lenders, the Borrower and the Subordinated Noteholder; provided that any provision of this Agreement may be waived by the Senior Lenders in a letter or agreement executed by the Senior Lenders or by telex or facsimile transmission from the Senior Lenders.

              (b) No failure to exercise, nor any delay in exercising, on the part of the Senior Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

              (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

              23. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

              24. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and the Subordinated Noteholder and shall inure to the benefit of the Senior Lenders and their successors and assigns.

              25. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. EACH OF THE BORROWER, THE SUBORDINATED NOTEHOLDER AND THE SENIOR LENDERS HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE BORROWER, THE SUBORDINATED NOTEHOLDER AND THE SENIOR LENDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREE MENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SENIOR LENDERS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SENIOR LENDERS EACH OF THE BORROWER AND THE SUBORDINATED NOTEHOLDER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE BORROWER AND THE SUBORDINATED NOTEHOLDER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE BORROWER AND THE SUBORDINATED NOTEHOLDER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED

IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN SECTION 11.10 OF THE SENIOR CREDIT AGREEMENT OR BENEATH ITS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE BORROWER'S OR THE SUBORDINATED NOTEHOLDER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

              26. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

              27. Termination. This Agreement shall terminate on the Termination Date. At such time, at the expense of the Subordinated Noteholder, the Senior Lenders will promptly and duly execute and deliver such instruments and documents and take such actions as the Subordinated Noteholder may reasonably request for evidencing the termination of this Agreement.

                            [Signature Page Follows]

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                            Borrower:

                            CORRECTIONAL MANAGEMENT
                            SERVICES CORPORATION



                            By: /s/ Darrell K. Massengale
                               ----------------------------------------------
                            Name: Darrell K. Massengale
                            Title: Secretary


                            Senior Agent:

                            GENERAL ELECTRIC CAPITAL
                            CORPORATION, as Agent


                            By: /s/ John Hatherly
                               ------------------------------------------
                            Name: John Hatherly
                            Its: Duly Authorized Signatory



                            Subordinated Noteholder:

                            PRISON REALTY CORPORATION


                            By: /s/ Doctor R. Crants
                               -------------------------------------------
                            Name: Doctor R. Crants
                            Title: Chief Executive Officer

                            Address: 10 Burton Hills Blvd.
                                    --------------------------------------
                                     Nashville, TN 37215
                                    --------------------------------------

                                    --------------------------------------
                            Facsimile: 615-263-3010
                                       -----------------------------------